     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 1998

                                                      REGISTRATION NOS.: 2-91103
                                                                        811-4020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                         PRE-EFFECTIVE AMENDMENT NO.                         / /
                        POST-EFFECTIVE AMENDMENT NO. 15                      /X/
                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/
                                AMENDMENT NO. 16                             /X/
                            ------------------------

                  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                         ------------------------------

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                              --------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

           __X__ immediately upon filing pursuant to paragraph (b)

           _____ on (date) pursuant to paragraph (b)

           _____ 60 days after filing pursuant to paragraph (a)

           _____ on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                             CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Prospectus Summary; Summary of Fund Expenses
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Prospectus Summary; Investment Objective and Policies; Risk
                                                  Considerations; The Fund and its Management; Cover Page; Investment
                                                  Restrictions
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objectives and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services
 8.  ..........................................  Purchase of Fund Shares; Redemptions and Repurchases; Shareholder
                                                  Services
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  Trustees and Officers
15.  ..........................................  The Fund and Its Management; Trustees and Officers
16.  ..........................................  The Fund and Its Management; The Distributor; Custodian and Transfer
                                                  Agent; Independent Accountants; Shareholder Services
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares of the Fund
19.  ..........................................  The Distributor; Purchase of Fund Shares; Redemptions and Repurchases;
                                                  Financial Statements; Shareholder Services
20.  ..........................................  Dividends, Distributions and Taxes; Performance Information
21.  ..........................................  Purchase of Fund Shares;
22.  ..........................................  Performance Information
23.  ..........................................  Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              APRIL 6, 1998


              Dean Witter California Tax-Free Income Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital. The Fund invests principally in California tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Objective and Policies.")


               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 6, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/9
Investment Objective and Policies/9
  Risk Considerations/11
Investment Restrictions/16
Purchase of Fund Shares/17
Shareholder Services/28
Redemptions and Repurchases/31
Dividends, Distributions and Taxes/32
Performance Information/34
Additional Information/34


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    California Tax-Free Income Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company investing principally in California tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service, Inc. or Standard and Poor's
                    Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 34). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 17-27).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of
                    Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean
                    Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the
                    Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide a high level of current income exempt from both federal and
Objective           California income tax, consistent with preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Investment          The Fund will invest principally in California tax-exempt fixed-income securities. However, it may also invest
Policies            in taxable money market instruments, non-California tax-exempt securities, futures and options.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean Witter
Manager             Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $114 billion at March
                    31, 1998 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.55% of average daily net assets, scaled
Fee                 down on assets over $500 million. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted below.
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to Rule
Distribution Fee    12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the
                    Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 17 and 26).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 17, 21 and 26).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.75% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B.
                    All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May
                    1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 17, 23 and 26).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.75% of average daily net assets of the Class (see pages 17, 25 and 26).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or
                    CDSC and are not subject to any 12b-1 fee (see pages 17, 25 and 26).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Dividends from net investment income are declared daily and paid monthly; capital gains, if any, may be
and                 distributed at least annually or retained for reinvestment by the Fund. Dividends and capital gains
Capital Gains       distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at
Distributions       net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 28 and 32).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 31).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. The Fund also may invest in futures and options which may be considered speculative in nature and may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments. Since the Fund concentrates its investments in California tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal (see pages 11-16).


--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1997.



                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   4.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.53%       0.53%     0.53%       0.53%
12b-1 Fees (5) (6)..............................................................   0.25%       0.75%     0.75%       None
Other Expenses..................................................................   0.05%       0.05%     0.05%       0.05%
Total Fund Operating Expenses (7)...............................................   0.83%       1.33%     1.33%       0.58%


------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF CLASS C ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.75% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").


(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------


EXAMPLES                                              1 Year       3 Years      5 Years     10 Years
--------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and
 (2) redemption at the end of each time period:
    Class A.......................................   $      51    $      68    $      87    $     141
    Class B.......................................   $      64    $      72    $      93    $     160
    Class C.......................................   $      24    $      42    $      73    $     160
    Class D.......................................   $       6    $      19    $      32    $      73

You would pay the following expenses on the same
 $1,000 investment assuming no redemption at the
 end of the period:
    Class A.......................................   $      51    $      68    $      87    $     141
    Class B.......................................   $      14    $      42    $      73    $     160
    Class C.......................................   $      14    $      42    $      73    $     160
    Class D.......................................   $       6    $      19    $      32    $      73


    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                          FOR THE YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------------
CLASS B SHARES                   1997*      1996      1995    1994    1993    1992    1991    1990    1989    1988
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................    $12.57   $12.92    $11.87  $13.31  $12.70  $12.46  $11.99  $12.05  $11.68  $11.19
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
Net investment income.........      0.57     0.58      0.61    0.64    0.67    0.69    0.71    0.72    0.71    0.72
Net realized and unrealized
 gain (loss)..................      0.35    (0.21)     1.13   (1.42)   0.70    0.26    0.48   (0.06)   0.37    0.50
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
 operations...................      0.92     0.37      1.74   (0.78)   1.37    0.95    1.19    0.66    1.08    1.22
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
Less dividends and
 distributions from:
   Net investment income......     (0.57)   (0.58)    (0.61)  (0.64)  (0.67)  (0.69)  (0.71)  (0.72)  (0.71)  (0.72)
   Net realized gain..........        --    (0.14)    (0.08)  (0.02)  (0.09)  (0.02)  (0.01)     --      --   (0.01)
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
Total dividends and
 distributions................     (0.57)   (0.72)    (0.69)  (0.66)  (0.76)  (0.71)  (0.72)  (0.72)  (0.71)  (0.73)
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of
 period.......................    $12.92   $12.57    $12.92  $11.87  $13.31  $12.70  $12.46  $11.99  $12.05  $11.68
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------
                                --------   ------    ------  ------  ------  ------  ------  ------  ------  ------

TOTAL INVESTMENT RETURN+......     7.51%    3.13%    14.96%  (5.97)% 10.97%   7.83%  10.18%   5.69%   9.54%  11.23%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................     1.33%    1.32%(1)  1.33%   1.32%   1.27%   1.32%   1.28%   1.30%   1.32%   1.34%
Net investment income.........     4.51%    4.66%     4.90%   5.10%   5.03%   5.45%   5.78%   5.98%   6.00%   6.31%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................      $914     $976    $1,055  $1,008  $1,190    $987    $834    $677    $567    $430
Portfolio turnover rate.......       15%      11%       23%     12%     10%      6%      3%     16%     13%     13%


-------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.



 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.



(1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

--------------------------------------------------------------------------------


                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          DECEMBER 31,
CLASS A SHARES                                                                1997
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 12.80
                                                                            -------
Net investment income.................................................         0.27
Net realized and unrealized gain......................................         0.09
                                                                            -------
Total from investment operations......................................         0.36
                                                                            -------
Less dividends from net investment income.............................        (0.27)
                                                                            -------
Net asset value, end of period........................................      $ 12.89
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................         2.82%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.78%(2)
Net investment income.................................................         4.47%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,175
Portfolio turnover rate...............................................           15%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 12.80
                                                                            -------
Net investment income.................................................         0.23
Net realized and unrealized gain......................................         0.12
                                                                            -------
Total from investment operations......................................         0.35
                                                                            -------
Less dividends from net investment income.............................        (0.23)
                                                                            -------
Net asset value, end of period........................................      $ 12.92
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................         2.80%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.31%(2)
Net investment income.................................................         4.24%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $3,610
Portfolio turnover rate...............................................           15%


-------------

 * THE DATE SHARES WERE FIRST ISSUED.



 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.



(1) NOT ANNUALIZED.



(2) ANNUALIZED.

--------------------------------------------------------------------------------


                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          DECEMBER 31,
CLASS D SHARES                                                                1997
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 12.80
                                                                            -------
Net investment income.................................................         0.28
Net realized and unrealized gain......................................         0.12
                                                                            -------
Total from investment operations......................................         0.40
                                                                            -------
Less dividends from net investment income.............................        (0.28)
                                                                            -------
Net asset value, end of period........................................      $ 12.92
                                                                            -------
                                                                            -------

TOTAL INVESTMENT RETURN+..............................................         3.18%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.60%(2)
Net investment income.................................................         5.34%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $45
Portfolio turnover rate...............................................           15%


-------------

 * THE DATE SHARES WERE FIRST ISSUED.



 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.



(1) NOT ANNUALIZED.



(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter California Tax-Free Income Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on April 9, 1984.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, twenty-eight of which are listed on the New York Stock Exchange, with combined total assets including this Fund of approximately $110 billion as of March 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.55% of the portion of the daily net assets of the Fund not exceeding $500 million, scaled down at various asset levels to 0.475% on the portion of the Fund's assets exceeding $1 billion. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.53% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.33% of the Fund's average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide a high level of current income which is exempt from both federal and California income tax, consistent with the preservation of capital. There is no assurance that this objective will be achieved. The Fund seeks to achieve its investment objective by investing its assets in accordance with the following policies:
   1. As a fundamental policy the Fund must have at least 80% of its total assets invested in California tax-exempt securities, except as stated in paragraph (3) below. California tax-exempt securities consist of California Municipal Bonds and California Municipal Notes ("California Municipal Obligations") and California Municipal Commercial Paper. Only California tax-exempt securities which satisfy the following standards may be purchased by the Fund: (a) California Municipal Bonds which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) California Municipal Notes of issuers which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of California Municipal Bonds rated as set forth in clause (a) of this paragraph; (c) California Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described above.


   2. In accordance with the current position of the staff of the Securities and Exchange Commission, tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders ("AMT") will not be included in the 80% total described in paragraph (1) above. (See "Dividends, Distributions and Taxes.") As such, the remaining portion of the Fund's total assets may be invested in tax-exempt securities subject to the AMT.


   3. Up to 20% of the Fund's total assets may be invested in taxable money market instruments, non-California tax-exempt securities, futures and options and tax-exempt securities subject to the AMT. However, the Fund may temporarily invest more than 20% of its total assets in taxable money market instruments and non-California tax exempt securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. Only those non-California tax-exempt securities which satisfy the standards set forth in paragraph (1) for California tax-exempt securities may be purchased by the Fund. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    Municipal Obligations are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper are short-term obligations of municipalities. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a rating of Aaa/AAA. An obligation shall be considered a California Municipal Obligation or California Municipal Commercial Paper only if, in the opinion of bond counsel, the interest payable thereon is exempt from both federal income tax and California personal income tax. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

    The foregoing percentage and rating policies apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value. Any subsequent change in any rating or change in percentages resulting from market fluctuations or other changes in the Fund's total assets will not require elimination of any security from the Fund's portfolio until such time as the value of all such securities exceeds 5% of the Fund's total assets and, at such time, only when the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. As such, the Fund may hold Municipal

Bonds rated below investment grade by Moody's and/or S&P in its portfolio. Municipal Bonds rated below investment grade may not currently be paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

    The two principal classifications of Municipal Obligations and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

RISK CONSIDERATIONS

    Investments in municipal bonds rated either BBB by S&P or Baa by Moody's (investment grade bonds--the lowest-rated permissible investments by the Fund) may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

    Included within the revenue bonds category of bonds described above are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    Lease obligations represent a type of financing that may not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

    The Fund does not generally intend to invest more than 25% of its total assets in securities of any one governmental unit. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

    The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

    VARIABLE RATE OBLIGATIONS. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.


    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a financial futures contract or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a financial futures contract or a call option thereon to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.


    Although the terms of financial futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

    Unlike a financial futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation will be increased by the fact that the financial futures contracts in which the Fund may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold financial futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

    The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of its net assets would be hedged.


    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.



    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.


RISK CONSIDERATIONS RELATING TO CALIFORNIA
TAX-EXEMPT SECURITIES


    The Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal on their obligations. Various subsequent developments regarding the California Constitution and State of California ("State") statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Of particular impact are constitutional voter initiatives, which have become common in recent years. The following information constitutes only a brief summary and is not intended as a complete description.



    California is the most populous state in the nation with a total population estimated at 32.4 million. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, the population rose 20%. The State now comprises 12.2% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared with over 10% in the worst of the recession. California's economic recovery from the recession is continuing at a strong pace. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next three years, the increases in employment and income will likely exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.


    These economic difficulties have exacerbated the structural budget imbalance which has been evident since fiscal year 1985-1986. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded in its general fund (the "General Fund") operating deficits in several fiscal years. Many of these problems have been attributable to the fact that the great population influx has produced increased demand for education and social services at a far greater pace than the growth in the State's tax revenues. Despite substantial tax increases, expenditure reductions and the shift of some expenditure responsibilities to local government, the budget condition remains problematic.


    On August 18, 1997, the Governor signed the 1997-98 Budget Act which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 1997-1998 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgement payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are combined, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.



    The Governor's proposed budget for fiscal year 1998-1999 proposes total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total includes $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds spending (a 5.3% increase). The Governor's proposed budget anticipates a $296 million reserve for economic uncertainties. The new budget reflects agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contains no tax changes and relatively few major programmatic changes.



    Because of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's and from A+ to A by S&P and from AA to A by Fitch Investment Service, Inc. ("Fitch"). All three ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability.


    The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

    For a more detailed discussion of the State of California economic factors, see the Statement of Additional Information.

PORTFOLIO MANAGEMENT


    The Fund is managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley and Co. Incorporated and other broker-dealer affiliates of InterCapital and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Tax-Exempt Group, which manages 39 tax-exempt municipal funds and fund portfolios, with approximately $11 billion in assets as of March 31, 1998. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed-Income Group, and Joseph R. Arcieri, Vice President of InterCapital and a member of InterCapital's Municipal Fixed-Income Group, have been the primary portfolio managers of the Fund since its inception and February 1997, respectively, and have been portfolio managers at InterCapital for over five years.



    Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts (pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with DWR). In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley and Co. Incorporated and other brokers and dealers that are affiliates of InterCapital.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the

"Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets were invested in securities of such issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by the State of California or its political subdivisions).

   2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or by the State of California or its political subdivisions (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and are offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors.

For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter California Tax-Free Income Fund, directly to Morgan Stanley Dean Witter Trust FSB ("Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, New Jersey 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments made pursuant to (i) Systematic Payroll Deduction Plans,
(ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


    Shares are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

    ANALOGOUS DEAN WITTER FUNDS. The Distributor and the Investment Manager serve in the same capacities for Dean Witter Multi-State Municipal Series Trust, California Series, an open-end investment company with investment objectives and policies similar to those of the Fund. Shares of Dean Witter Multi-State Municipal Series Trust, California Series, are offered to the public with a sales charge imposed at the time of purchase. The Classes of the Fund and Dean Witter Multi-State Municipal Series Trust, California Series have differing fees and expenses, which will affect performance. Investors who would like to receive a prospectus for Dean Witter Multi-State Municipal Series Trust, California Series, should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.75% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 4.25%            0.25%         No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC        0.75%  B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during         0.75%         No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           4.25%                 4.44%
$25,000 but less
     than $50,000........           4.00%                 4.17%
$50,000 but less
     than $100,000.......           3.50%                 3.63%
$100,000 but less
     than $250,000.......           2.75%                 2.83%
$250,000 but less
     than $1 million.....           1.75%                 1.78%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.


    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.


    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


    (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);


    (3) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (4) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (3), above.
    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other open-end investment companies for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds") sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability; and

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES


    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES


    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


    For the fiscal year ended December 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $6,971,901, which amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through December 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $116 and $6,739, respectively, which amounts on an annualized basis are equal to 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, for such period.


    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $689,086 at December 31, 1997, which was equal to 0.08% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $25,080 in the case of Class C at December 31, 1997, which amount was equal to 0.78% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    Certain of the Fund's portfolio securities may be valued for the Fund by an outside independent pricing service approved by the Fund's Board of Trustees. The pricing service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities.

    Short-term taxable debt securities with remaining maturities of sixty days or less to maturity at time of purchase are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. The value of other assets will be determined in good faith under procedures established by and under the supervision of the Board of Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share (without sales charge), in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (See "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Funds shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares of the Fund exchanged into the Exchange Funds on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectus for these funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executives or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, New Jersey 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request of redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR or other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR or other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in their margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months, the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. The amount of such dividends may fluctuate from day to day. Such dividends are paid monthly.

    The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund.


    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.") Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.



    TAXES. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code (the "Code") to qualify as a regulated investment company, it is not expected that the Fund will be required to pay any federal income tax. Taxable capital gains may be generated by transactions in options and futures contracts engaged in by the Fund.


    The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, then distributions from net investment income to shareholders will be exempt from federal taxation to the extent net investment income is represented by interest on tax-exempt securities. Shareholders generally will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


    The Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. A portion of the Fund's investments may be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues (or in obligations of the United States which pay interest excludable from income) at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Shareholders who are California residents will not incur any federal or California income tax on the amount of exempt-interest dividends received by them from the Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares.


    After the end of the calendar year, the shareholders will be sent a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal income tax purposes. Moreover, unlike federal law, an individual's Social Security benefits are not subject to California personal income tax, so that the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.


    Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.


    Shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any. To avoid being subject to a 31% backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal or state personal income tax purposes.

    The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of this Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to California franchise taxes if received by a corporation doing business in California, to state taxes in states other than California and to local taxes.

    Shareholders should consult their tax adviser as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield for each Class which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over a period of one, five, ten years, or over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.


    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and

Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and, under ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
California Tax-Free Income Fund
Two World Trade Center
New York, New York 10048

TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
James F. Willison
Vice President
Joseph R. Arcieri
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
CALIFORNIA
TAX-FREE
INCOME FUND


                               [PHOTO]
                                                     PROSPECTUS -- APRIL 6, 1998

STATEMENT OF ADDITIONAL INFORMATION


APRIL 6, 1998                                                        DEAN WITTER

                                                             CALIFORNIA TAX-FREE
                                                                     INCOME FUND

--------------------------------------------------------------------------------


    Dean Witter California Tax-Free Income Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital. The Fund invests principally in California tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Practices and Policies.")



    A Prospectus for the Fund dated April 6, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
California Tax-Free Income Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3
Trustees and Officers..................................................................          6
Investment Practices and Policies......................................................         12
Investment Restrictions................................................................         21
Portfolio Transactions and Brokerage...................................................         22
The Distributor........................................................................         23
Determination of Net Asset Value.......................................................         27
Purchase of Fund Shares................................................................         28
Shareholder Services...................................................................         30
Redemptions and Repurchases............................................................         35
Dividends, Distributions and Taxes.....................................................         36
Performance Information................................................................         40
Description of Shares of the Fund......................................................         41
Custodian and Transfer Agent...........................................................         42
Independent Accountants................................................................         42
Reports to Shareholders................................................................         42
Legal Counsel..........................................................................         42
Experts................................................................................         42
Registration Statement.................................................................         43
Report of Independent Accountants......................................................         44
Financial Statements -- December 31, 1997..............................................         45
Appendix...............................................................................         61

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on April 9, 1984.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc., a Delaware corporation, (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. Information as to these trustees and officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Active Assets California Tax-Free Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter California Tax-Free Daily Income Trust, High Income Advantage Trust II, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, Morgan Stanley Dean Witter Growth Fund, Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, High Income Advantage Trust III, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal

Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW SmallCap Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor",) (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: fees pursuant to any plan of distribution (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing stock certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager), and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the portion of the Fund's net assets not exceeding $500 million; 0.525% to the portion of the Fund's net assets exceeding $500 million but not exceeding $750 million, 0.50% to the portion of the Fund's net assets exceeding $750 million but not exceeding $1 billion; and 0.475% of the portion of daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation under the Agreement in the amounts of $5,513,580, $5,313,150 and $4,966,928, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement does not restrict the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 22, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


    Under its terms, the Agreement has an initial term ending April 30, 1999 and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.



    The following owned 5% or more of the outstanding shares of Class A on March 31, 1998: Harry Lewis & Janet J. Lewis Trustees for the Harry & Janet Lewis, Revocable Trust DTD 3/29/95 A/C #1, P.O. Box 352, Pebble Beach, CA 93953--56.516%; Lorin A. Pennington & Martha Jane Pennington JTTEN, 4055 Lopez Drive, Arroyo Grande, CA 93420--24.843%; and Charles E. Feltner Trustee of the Feltner Family Trust DTD 7/28/87, 1812 Santiago Drive, Newport Beach, CA 92660--5.566%. The following owned 5% or more of the outstanding shares of Class C on March 31, 1998: Janice Pruett Gouveia Trustee of the Dempsey R. Parsley Trust DTD 2/13/91, 4713 Newport Avenue, San Diego CA 92107-- 9.508%; Marcella D. Gartley Trustee of the Marcella D. Gartley Trust, U/A DTD 10/7/91, P.O. Box 439,

Tiburon, CA 94920--8.255%; and Kathleen G. Kaetzel Trustee of the Margaret E. Kaetzel Trust DTD 12/28/87, 350 San Miguel, San Luis Obspo, CA 93405--7.888%. The following owned 5% or more of the outstanding shares of Class D on March 31, 1998: Robert H. Killen Trustee for the Robert H. & Margaret R. Killen Trust DTD 6/12/86, P.O. Box 547, South Pasadena, CA 91031--79.441%; William P. Tallon & Linda M. Tallon JTTEN, 427 E. Central Avenue, San Gabriel, CA--9.244%; and Patti
O. Currence Trustee for the benefit of Patti O. Currence Trust, DTD 12/2/97, 35200 Cathedral Canyon Drive #109, Cathedral City, CA 92234--6.549%.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 86 Dean Witter Funds and the 11 TCW/DW Funds are shown below.



NAME, AGE, POSITION WITH FUND
         AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  --------------------------------------------------
Michael Bozic (57)              Chairman and Chief Executive Officer of Levitz
Trustee                         Furniture Corporation (since November, 1995);
c/o Levitz Furniture            Director or Trustee of the Dean Witter Funds;
Corporation                     formerly President and Chief Executive Officer of
7887 N. Federal Highway         Hills Department Stores (May, 1991-July, 1995);
Boca Raton, Florida             formerly variously Chairman, Chief Executive
                                Officer, President and Chief Operating Officer
                                (1987-1991) of the Sears Merchandise Group of
                                Sears, Roebuck and Co.; Director of Eaglemark
                                Financial Services, Inc., the United Negro College
                                Fund and Weirton Steel Corporation.
Charles A. Fiumefreddo* (64)    Chairman, Chief Executive Officer and Director of
Chairman of the Board,          InterCapital, Distributors and DWSC; Executive
President, Chief Executive      Vice President and Director of DWR; Chairman,
Officer                         Director or Trustee, President and Chief Executive
 and Trustee                    Officer of the Dean Witter Funds; Chairman, Chief
Two World Trade Center          Executive Officer and Trustee of the TCW/DW Funds;
New York, New York              Chairman and Director of Morgan Stanley Dean
                                Witter Trust FSB ("MSDW Trust"); Director and/or
                                officer of various MSDW subsidiaries and
                                affiliates.
Edwin J. Garn (65)              Director or Trustee of the Dean Witter Funds;
Trustee                         formerly United States Senator (R-Utah)
c/o Huntsman Corporation        (1974-1992) and Chairman, Senate Banking Committee
500 Huntsman Way                (1980-1986); formerly Mayor of Salt Lake City,
Salt Lake City, Utah 84111      Utah (1971-1974); formerly Astronaut, Space
                                Shuttle Discovery (April 12-19, 1985); Vice
                                Chairman, Huntsman Corporation; Director of
                                Franklin Covey (time management systems), John
                                Alden Financial Corp. (health insurance), United
                                Space Alliance (joint venture between Lockheed
                                Martin and the Boeing Company) and Nuskin Asia
                                Pacific (multi-level marketing); member of the
                                board of various civic and charitable
                                organizations.

NAME, AGE, POSITION WITH FUND
         AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  --------------------------------------------------
John R. Haire (73)              Chairman of the Audit Committee and Chairman of
Trustee                         the Committee of Independent Directors or Trustees
Two World Trade Center          and Director or Trustee of the Dean Witter Funds;
New York, New York              Chairman of the Audit Committee and Chairman of
                                the Committee of the Independent Trustees and
                                Trustee of the TCW/DW Funds; formerly President,
                                Council for Aid to Education (1978-1989) and
                                Chairman and Chief Executive Officer of Anchor
                                Corporation, an Investment Adviser (1964-1978).
Wayne E. Hedien (64)            Retired, Director or Trustee of the Dean Witter
Trustee                         Funds; Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky      mortgage insurance); Trustee and Vice Chairman of
 Weitzen Shalov & Wein          The Field Museum of Natural History; formerly
Counsel to the Independent      associated with the Allstate Companies
Trustees                        (1966-1994), most recently as Chairman of The
114 West 47th Street            Allstate Corporation (March, 1993-December, 1994)
New York, New York              and Chairman and Chief Executive Officer of its
                                wholly-owned subsidiary, Allstate Insurance
                                Company (July, 1989-December, 1994); director of
                                various other business and charitable
                                organizations.
Dr. Manuel H. Johnson (49)      Senior Partner, Johnson Smick International, Inc.,
Trustee                         a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick               the Group of Seven Council (G7C), an international
 International, Inc.            economic commission; Director or Trustee of the
1133 Connecticut Avenue, N.W.   Dean Witter Funds; Trustee of the TCW/DW Funds;
Washington, DC                  Director of NASDAQ (since June, 1995); Director of
                                Greenwich Capital Markets, Inc., (broker-dealer);
                                Chairman and Trustee of the Financial Accounting
                                Foundation (oversight organization for the
                                Financial Accounting Standards Board); formerly
                                Vice Chairman of the Board of Governors of the
                                Federal Reserve System (1986-1990) and Assistant
                                Secretary of the U.S. Treasury (1982-1986).
Michael E. Nugent (61)          General Partner, Triumph Capital, L.P., a private
Trustee                         investment partnership; Director or Trustee of the
Triumph Capital, L.P.           Dean Witter Funds, and Trustee of the TCW/DW
237 Park Avenue                 Funds; formerly Vice President, Bankers Trust
New York, New York              Company and BT Capital Corporation (1984-1988);
                                Director of various business organizations.
Philip J. Purcell* (54)         Chairman of the Board of Directors and Chief
Trustee                         Executive Officer of MSDW, DWR and Novus Credit
1585 Broadway                   Services Inc.; Director of InterCapital, DWSC and
New York, New York              Distributors; Director or Trustee of the Dean
                                Witter Funds; Director and/or officer of various
                                MSDW subsidiaries.
John L. Schroeder (67)          Retired; Director or Trustee of the Dean Witter
Trustee                         Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky      Citizens Utilities Company; formerly Executive
 Weitzen Shalov & Wein          Vice President and Chief Investment Officer of the
Counsel to the Independent      Home Insurance Company (August, 1991-September,
Trustees                        1995).
114 West 47th Street
New York, New York

NAME, AGE, POSITION WITH FUND
         AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------  --------------------------------------------------
Barry Fink (43)                 Senior Vice President (since March, 1997) and
Vice President, Secretary       Secretary and General Counsel (since February,
 and General Counsel            1997) of InterCapital and DWSC; Senior Vice
Two World Trade Center          President (since March, 1997) and Assistant
New York, New York              Secretary and Assistant General Counsel (since
                                February, 1997) of Distributors; Assistant
                                Secretary of DWR (since August, 1996); Vice
                                President, Secretary and General Counsel of the
                                Dean Witter Funds and the TCW/DW Funds (since
                                February, 1997); previously First Vice President
                                (June, 1993-February, 1997), Vice President (until
                                June, 1993) and Assistant Secretary and Assistant
                                General Counsel of InterCapital and DWSC and
                                Assistant Secretary of the Dean Witter Funds and
                                the TCW/DW Funds.
James F. Willison (54)          Senior Vice President of InterCapital; Vice
Vice President                  President of various Dean Witter Funds.
Two World Trade Center
New York, New York
Joseph R. Arcieri (49)          Vice President of InterCapital; Vice President of
Vice President                  various Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (52)           First Vice President and Assistant Treasurer of
Treasurer                       InterCapital and DWSC; Treasurer of the Dean
Two World Trade Center          Witter Funds and TCW/DW Funds.
New York, New York


------------

 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of MSDW Trust, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and MSDW Trust and Director of MSDW Trust, and Peter M. Avelar, Jonathan R. Page and James F. Willison, Senior Vice Presidents of InterCapital, and Gerard J. Lian and Katherine H. Stromberg, Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Dean Witter Funds, comprised of 130 portfolios. As of March 31, 1998, the Dean Witter Funds had total net assets of approximately $105 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.



    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.



DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE



    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the


TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.



COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.



                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,800
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.



          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS



                                        FOR ALL ADOPTING FUNDS
                                     -----------------------------
                                      ESTIMATED                        RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                       CREDITED                        ACCRUED AS EXPENSES           BENEFITS
                                        YEARS                                                   UPON RETIREMENT(2)
                                      OF SERVICE      ESTIMATED      ------------------------   ------------------
                                          AT        PERCENTAGE OF                  BY ALL        FROM    FROM ALL
                                      RETIREMENT       ELIGIBLE       BY THE      ADOPTING       THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION      FUND         FUNDS        FUND     FUNDS
-----------------------------------  ------------   --------------   --------   -------------   ------  ----------
Michael Bozic......................       10             50.0%         $  349    $     20,499   $  875   $  47,025
Edwin J. Garn......................       10             50.0             497          30,878      875      47,025
John R. Haire......................       10             50.0            (877)        (19,823)(3)  2,216    127,897
Wayne E. Hedien....................        9             42.5               0               0      744      39,971
Dr. Manuel H. Johnson..............       10             50.0             210          12,832      875      47,025
Michael E. Nugent..................       10             50.0             354          22,546      875      47,025
John L. Schroeder..................        8             41.7             672          39,350      729      39,504


------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

PORTFOLIO SECURITIES

    TAXABLE SECURITIES. As discussed in the Prospectus, the Fund may invest up to 20% of its total assets in taxable money market instruments, non-California tax-exempt securities, futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-California tax-exempt securities which satisfy the standards established for California tax-exempt securities may be purchased by the Fund.

    In addition, the Fund may temporarily invest more than 20% of its total assets in non-California tax-exempt securities and taxable money market instruments, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    TAX-EXEMPT SECURITIES. As discussed in the Prospectus, at least 80% of the Fund's total assets will be invested in California tax-exempt securities (California Municipal Bonds, California Municipal Notes and California Municipal Commercial Paper). In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and that the ratings are general and not absolute standards of quality. For a description of Municipal Bond, Municipal Note and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix to this Statement of Additional Information.

    The Fund does not have any minimum quality rating standard for its downgraded investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments.

    The payment of principal and interest by issuers of certain Municipal Obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the Fund's investment quality requirements. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

    MUNICIPAL BONDS. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more, and the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to these requirements, the interest from California Municipal Bonds must be, in the opinion of bond counsel, exempt from California personal income tax. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from California Municipal Notes must be, in the opinion of bond counsel, exempt from California personal income tax. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government.

    MUNICIPAL COMMERCIAL PAPER. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from California Commercial Paper must be, in the opinion of bond counsel, exempt from California personal income tax. It may be issued at a discount and is sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    Issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

RISK CONSIDERATIONS

    Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take into account certain special considerations in assessing the risks associated with such investments. For example, as the lower-rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower-rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower-rated securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual issuer/debtor developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower-rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower-rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower-rated securities at certain times and should make it difficult for the Fund to sell certain securities.

    New laws and proposed new laws may have a potentially negative impact on the market for lower-rated securities. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in lower-rated securities. This legislation and other proposed legislation may have an adverse effect upon the value of lower-rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    VARIABLE RATE OBLIGATIONS. As stated in the Prospectus, the Fund may invest in obligations of the type called "variable rate obligations." The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. Loans would be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. During the fiscal year ended December 31, 1997, the Fund did not loan its portfolio securities and it has no current intention to loan its portfolio securities in the forseeable future.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


    As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


HEDGING ACTIVITIES

    The Fund may enter financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

    As discussed in the Prospectus, the Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.


    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price the Fund realizes a gain, and if the offsetting sale price is less than the purchase price the Fund realizes a loss.


    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes and is reflected in the net asset value of the Fund.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association and Bank Certificates of Deposit. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

    Financial futures contracts are traded in an auction environment on the floors of several Exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

    Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Put and call options on financial futures have similar characteristics as Exchange-traded options. See below for a further description of options.

    In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodity Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of its net assets would be hedged.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.


    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional returns or hedging the value of the Fund's portfolio. The Fund would only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.


    Presently there are no options on California tax-exempt securities traded on national securities exchanges and until such time as they become available, the Fund will not invest in options on debt securities. It is anticipated that such instruments will not become available during the next year.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund will only write covered call or covered put options. The Fund may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

RISK CONSIDERATIONS RELATING TO CALIFORNIA TAX-EXEMPT SECURITIES


    The Trust will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal on their obligations. Various developments regarding the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. The following information constitutes only a brief summary and is not intended as a complete description.


    In 1978, Proposition 13, an amendment to the California Constitution, was approved, limiting real property valuation for property tax purposes and the power of local governments to increase real property tax revenues and revenues from other sources. Legislation adopted after Proposition 13 provided for assistance to local governments, including the redistribution of the then-existing surplus in the General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. However, more recent legislation reduced such state assistance. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In NORDLINGER V. HAHN, the United States Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

    In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the State and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations.

    If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. "Debt service" is excluded from these limitations, and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved [by the voters]." In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit.

    In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, California death taxes. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of State revenues to California issuers or in the ability of California issuers to pay their obligations.

    In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1989, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction of the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

    In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or before January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. This initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.


    On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba.



    Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. Also, the county has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June, 1997, the Los Angeles County Board of Supervisors approved an approximately $12 billion 1997-98 budget containing measures to eliminate a $157 million deficit. The county's budgetary difficulties have continued with their effect on the 1997-1998 budget still uncertain.


    The effect of these various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

PORTFOLIO MANAGEMENT


    The Fund's portfolio turnover rate during the fiscal year ended December 31, 1997 was 15%. It is anticipated that the Fund's portfolio turnover rate will not exceed 50% during the fiscal year ending December 31, 1998. A 50% turnover rate would occur, for example, if 50% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. However, the Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.


    In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation,
(d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

    The Fund does not generally intend to invest more than 25% of its total assets in securities of any one governmental unit. Subject to investment restriction number 3 in the Prospectus, the Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds).

    The Fund may invest in obligations customarily sold to institutional investors in private transactions with the issuers thereof and up to 5% of its total assets in securities for which a BONA FIDE market does not exist at the time of purchase. With respect to any securities as to which a BONA FIDE market does not exist, the Fund may be unable to dispose of such securities promptly at reasonable prices. It is the Fund's current intention not to invest in such obligations.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the securities guaranteed by separate entities will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. Invest in common stock.

         2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         4. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees described in its Prospectus and Statement of Additional Information.

         5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

         6. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 10.)

        10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with restrictions described above.

        11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

        12. Make short sales of securities.

        13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        15. Invest for the purpose of exercising control or management of any other issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    The Investment Manager is responsible for decisions to buy and sell securities and commodities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not pay any brokerage commissions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund will not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.



    Consistent with the policy described above, brokerage transactions in securities and commodities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), on a continuous basis. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees, including a majority of the Trustees who are not and were not at the time they voted, "interested persons" of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $1,540,000, $1,325,000 and $1,100,000 in contingent deferred sales charges from Class B for the fiscal years ended December 31, 1995, 1996 and 1997, respectively, (b) approximately $0 and $237 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended December 31, 1997, and (c) approximately $6,670 in front-end sales charges from Class A for the fiscal year ended December 31, 1997, none of which was retained by the Distributor.


    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on June 13, 1984, by the then sole shareholder of the Fund on June 26, 1984 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on October 21, 1985.


    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct to the extent that the Fund pays such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1997, of $6,971,901. This amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal period July 28 through December 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $116 and $6,739, respectively, which amounts are equal to 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, for such period.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 0.75% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $81,302,610 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.16% ($3,382,734)-- advertising and promotional expenses; (ii) 0.33% ($266,650)--printing of prospectuses for distribution to other than current shareholders; and (iii) 95.51% ($77,653,226)--other expenses, including the gross sales credit and the carrying charge, of which 7.88% ($6,119,779) represents carrying charges, 37.15% ($28,849,439) represents commission credits to DWR branch offices for payments of commissions to account executives and 54.97% ($42,684,008) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through December 31, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares, the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $689,086, which was equal to 0.08% of the net assets of the Fund as of December 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending December 31, 1984 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As discussed in the Prospectus, portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities.

    The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or to make other provisions for pricing of the Fund's portfolio securities. Short-term taxable debt securities with sixty days or less remaining to maturity at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other short-term taxable debt securities will be valued on a mark to market basis until such time as they have a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between the latest bid and asked price. Futures contracts and options thereon which are traded on commodities exchanges are valued at their last sale price on such commodities exchanges unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities, including illiquid securities, and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


    As stated in the Prospectus, the net asset value for each Class of shares of the Fund will be computed once daily at 4:00 P.M., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 P.M., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Reverend Dr. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder

Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund:

    YEAR SINCE                                                                                           CDSC AS A
     PURCHASE                                                                                          PERCENTAGE OF
  PAYMENT MADE                                                                                        AMOUNT REDEEMED
----------------------------------------------------------------------------------------------------  ----------------
First...............................................................................................        5.0%
Second..............................................................................................        4.0%
Third...............................................................................................        3.0%
Fourth..............................................................................................        2.0%
Fifth...............................................................................................        2.0%
Sixth...............................................................................................        1.0%
Seventh and thereafter..............................................................................        None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement reflecting the status of such Account.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the monthly payment date, as stated in the Prospectus. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date of the dividend or the record date of the distribution. In the case of recently purchased shares for which registration instructions have not been received on the payment or record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    TARGETED DIVIDENDS-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter California Tax-Free Income Fund or in another Class of Dean Witter California Tax-Free Income Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.


    EASYINVEST-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in any Class of shares of the Fund for which they qualify at any time through the Shareholder Investment Account by sending a check in any amount, not less than $100, payable to Dean Witter California Tax-Free Income Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly dollar amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchases of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for whichshares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a revised prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and California personal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and California personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As stated in the Prospectus, the Fund intends to distribute all of its net investment income and all of its net short-term capital gains, if any, and will determine whether to retain all or part of any net long-term capital gains for reinvestment.

    As discussed in the Prospectus, the Fund may invest a portion of its assets in certain "private activity bonds" issued after August 7, 1986. As a result, a portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the federal alternative minimum tax.

Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Each shareholder will be sent at least a quarterly summary of his or her account, including informa-tion as to reinvested dividends and capital gains distributions. Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

    In computing interest income, the Fund will amortize any premiums and original issue discounts on securities owned. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.


    Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain this lower rate from more than 12 months to more than 18 months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than 5 years and that are acquired after December 31, 2000 is 18%.



    Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. Gains and losses on the sale, expiration or other termination of options on securities will generally be treated as gains and losses from the sale of securities. Pursuant to present federal income tax laws, futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market", that is, treated as having been sold at their fair market value at such date. Sixty percent of any gain or loss recognized on these deemed sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gains or losses from options on futures and listed options on debt instruments will similarly be treated as part short-term and part long-term capital gains or losses, unless such gains or losses were incurred as part of a securities "straddle," in which case the appropriate straddle rules of the Internal Revenue Code (the "Code") would apply.



    With respect to the Fund's investments in zero coupon bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.


    Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.


    As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term gains, regardless of how long the shareholder has held Fund shares and whether the distribution is received in additional shares or in cash. The maximum federal capital gains tax rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains tax rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such dividend distributions will be eligible for the 70% dividends received deduction generally available to corporations. Net long-term capital gains distributions are not eligible for the dividends received deduction.



    Within sixty days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference, and to what extent the taxable portion is long-term capital gain, short-term capital gain or ordinary income. These percentages should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentages may differ from the percentage of tax-exempt dividend distributions for any particular month. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.



    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividends paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding period. Any loss realized by Shareholders upon a redemption of Shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.



    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent allocable to exempt-interest dividends of the Fund (which allocation does not take into account capital gain dividends of the Fund). Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation Section 1.103-11 (b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In such event, the Fund would re-evaluate its investment objective and policies.

    In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code and is exempt from federal income tax, (i) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest from which (when held by an individual) is exempt from taxation under California law.

    Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

    Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund, and regardless of whether the distributions are received in additional shares or in cash. In addition, unlike federal law, California law provides that the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as a long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the sale of shares within thirty days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

    Distributions from investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. Such distributions also may be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and long-term and short-term capital gains may be subject to state taxes in states other than California and to local taxes.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes and how these relate to their own tax situation.

    The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Internal Revenue Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended December 31, 1997, calculated pursuant to the formula described above, were 3.86%, 3.59%, 3.59% and 4.35% for Class A, Class B, Class C and Class D, respectively.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The tax-equivalent yields, based upon a combined Federal and California personal income tax bracket of 46.24% (the highest current individual marginal tax rate), for the 30-day period ending December 31, 1997, were 7.05%, 6.55%, 6.55% and 7.94% for Class A, Class B, Class C and Class D, respectively, based upon the yields quoted above.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a specified period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the one, five and ten year periods ended December 31, 1997 were 2.51%, 5.55% and 7.36%, respectively.



    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through December 31, 1997 were -1.55%, 1.80% and 3.18% for Class A, Class C and Class D, respectively.


    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended December 31, 1997 were 7.51%, 5.87% and 7.36%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one, five and ten year periods ended December 31, 1997 were 7.51%, 33.00% and 103.47%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through December 31, 1997 were 2.82%, 2.80% and 3.18%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 1997:



                                                    INVESTMENT AT INCEPTION OF:
                                  INCEPTION     -----------------------------------
            CLASS                   DATE:        $10,000     $50,000     $100,000
------------------------------  --------------  ---------  -----------  -----------
Class A.......................     7/28/97      $   9,845  $    49,611  $    99,992
Class B.......................     7/11/84         29,884      149,420      298,840
Class C.......................     7/28/97         10,280       51,400      102,800
Class D.......................     7/28/97         10,318       51,590      103,180


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. The Custodian has no part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.


    Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Morgan Stanley Dean Witter Trust FSB is an affiliate of Dean Witter Distributors Inc., the Fund's Distributor and Dean Witter InterCapital Inc., the Fund's Investment Manager. As Transfer Agent and Dividend Disbursing Agent, Morgan Stanley Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, Morgan Stanley Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report thereon, will be sent to shareholders each year.

    The Fund's fiscal year ends on December 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and General Counsel of the Investment Manager, is an officer and General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the fiscal year ended December 31, 1997 which are included herein and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter California Tax-Free Income Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 10, 1998

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended December 31, 1997, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                                                      COUPON    MATURITY
THOUSANDS                                                                                       RATE       DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
             CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS(97.1%)
             GENERAL OBLIGATION (5.7%)
             California,
 $  5,000      Ser 1990......................................................................       7.00% 08/01/07   $  6,007,350
    5,000      Ser 1990......................................................................       7.00 08/01/08       6,075,100
    2,000      Ser AT........................................................................       9.50 02/01/10       2,872,620
    2,400      Veterans Ser BH (AMT) (FSA)...................................................       5.40 12/01/16       2,419,416
   10,000      Various Purpose Dtd 04/01/93 (FSA)............................................       5.50 04/01/19      10,233,000
   13,000      Ser 1996 (AMBAC)..............................................................       5.25 06/01/21      13,009,750
    3,000      Veterans Ser BD, BE & BF (AMT) (AMBAC)........................................       6.375 02/01/27      3,065,160
             Santa Margarita/Dana Point Authority,
    4,500      Impr Dists #2, 2A, 3 & 4 1997 Ser A (AMBAC)...................................       5.125 08/01/18      4,468,680
    4,000      Impr Dists #3, 3A, 4 & 4A 1994 Ser B Refg (MBIA)..............................       5.75 08/01/20       4,190,040
                                                                                                                     ------------
----------
                                                                                                                       52,341,116
   48,900
                                                                                                                     ------------
----------
             EDUCATIONAL FACILITIES REVENUE (3.6%)
    4,000    California Public Works Board, University of California 1997 Ser C (AMBAC)......       5.125 09/01/22      3,936,440
             California Educational Facilities Authority,
    3,000      Stanford University Ser I.....................................................       6.75 01/01/13       3,131,400
    2,000      University of Southern California Ser 1997 A..................................       5.70 10/01/15       2,153,340
    5,975      University of Southern California 1997 Ser C..................................       5.125 10/01/28      5,888,064
             California Statewide Communities Development Authority,
    3,400      Gemological Institute of America COPs (Connie Lee)............................       6.00 05/01/20       3,649,492
    4,100      Gemological Institute of America COPs (Connie Lee)............................       6.00 05/01/25       4,400,858
   10,000    University of California, Multiple Purpose Refg Ser 1993 C (AMBAC)..............       5.125 09/01/18      9,928,700
                                                                                                                     ------------
----------
                                                                                                                       33,088,294
   32,475
                                                                                                                     ------------
----------
             ELECTRIC REVENUE (9.5%)
   13,000    Los Angeles Department of Water & Power, Second Issue of 1993 (Secondary
               AMBAC)........................................................................       5.40 11/15/13      13,397,280
    5,000    Northern California Power Agency, Hydro #1 1993 Refg Ser A (MBIA)...............       5.50 07/01/16       5,148,450
             Sacramento Municipal Utility District,
    5,700      Refg 1994 Ser H (MBIA)........................................................       5.75 01/01/11       6,145,797
   26,000      Refg 1992 Ser A (FGIC)........................................................       6.30 08/15/18      28,362,620
             Southern California Public Power Authority,
    7,000      Mead-Adelanto 1994 Ser A......................................................       5.15 07/01/15       7,162,540
    5,000      Palo-Verde 1993 Ser A (AMBAC).................................................       5.00 07/01/15       4,966,600
    1,750      Transmission Refg Ser 1988 (FGIC).............................................       0.00 07/01/06       1,198,837
             Puerto Rico Electric Power Authority,
    9,000      Power Ser O...................................................................       5.00 07/01/12       8,972,460
    9,000      Power Ser X...................................................................       6.125 07/01/21      9,780,570
    2,000      Power Ser X...................................................................       5.50 07/01/25       2,024,500
                                                                                                                     ------------
----------
                                                                                                                       87,159,654
   83,450
                                                                                                                     ------------
----------
             HOSPITAL REVENUE (6.4%)
   11,830      Antelope Valley Healthcare District Refg Ser 1997 A (FSA).....................       5.20 01/01/20      11,722,939
             Bakersfield,
    1,750      Bakersfield Memorial Hospital Ser 1992 A......................................       6.375 01/01/12      1,850,608
    2,000      Bakersfield Memorial Hospital Ser 1992 A......................................       6.50 01/01/22       2,111,260
    3,500    California Health Facilities Financing Authority, Sutter/CHS Ser 1996 A (MBIA)..       5.875 08/15/16      3,780,665

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON    MATURITY
THOUSANDS                                                                                       RATE       DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
             Duarte,
 $  3,000      City of Hope National Medical Center Ser 1993 COPs............................       5.50% 04/01/01   $  3,103,290
    4,000      City of Hope National Medical Center Ser 1993 COPs............................       6.25 04/01/23       4,211,120
    6,000    Eden Township Hospital District, Ser 1989.......................................       7.40 11/01/19       6,343,080
             Madera County,
    7,500      Valley Children's Hospital Ser 1995 COPs (MBIA)...............................       6.50 03/15/15       8,902,875
    2,000      Valley Children's Hospital Ser 1995 COPs (MBIA)...............................       6.125 03/15/23      2,182,940
             Rancho Mirage Joint Powers Financing Authority,
    3,000      Eisenhower Medical Center Ser 1997 A COPs (MBIA)..............................       5.25 07/01/12       3,091,470
    4,000      Eisenhower Medical Center Ser 1997 A COPs (MBIA)..............................       5.25 07/01/17       4,048,240
    7,000    University of California, UCLA Medical Center Refg Ser 1994 (MBIA)..............       5.50 12/01/14       7,263,690
                                                                                                                     ------------
----------
                                                                                                                       58,612,177
   55,580
                                                                                                                     ------------
----------
             INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (4.6%)
             California Pollution Control Financing Authority,
    5,000      Atlantic Richfield Co Ser 1996 A..............................................       5.00 04/01/08       5,182,350
    3,000      San Diego Gas and Electric Co 1996 Ser A......................................       5.90 06/01/14       3,314,040
    5,000      Southern California Edison Co 1988 Ser A (AMT)................................       6.90 09/01/06       5,303,300
   10,000      Southern California Edison Co 1987 Ser D......................................       6.85 12/01/08      10,586,700
   10,000      Southern California Edison Co 1992 Ser B (AMT)................................       6.40 12/01/24      10,744,100
    5,000      Waste Management Inc 1991 Ser A (AMT).........................................       7.15 02/01/11       5,436,700
    1,400    Intermodal Container Transfer Facility Joint Powers Authority, Southern Pacific
               Transportation Co 1989 Ser A..................................................       7.70 11/01/14       1,491,966
                                                                                                                     ------------
----------
                                                                                                                       42,059,156
   39,400
                                                                                                                     ------------
----------
             MORTGAGE REVENUE - SINGLE FAMILY (5.0%)
             California Housing Finance Agency,
    9,000      Home 1995 Ser J (AMBAC).......................................................       6.00 08/01/17       9,488,880
    4,715      Home 1989 Ser A...............................................................       7.75 08/01/17       4,935,049
    7,000      Purchase 1995 Ser B-2 (AMT)...................................................       6.30 08/01/24       7,401,310
    6,645      Home 1995 Ser M (AMT) (MBIA)..................................................       6.15 08/01/27       6,965,023
    8,300      Home 1995 Ser K (AMT) (AMBAC).................................................       6.25 08/01/27       8,745,793
    4,010      Home 1991 Ser G (AMT).........................................................       7.05 08/01/27       4,244,505
    2,320    California Rural Home Financing Authority 1997 Ser D-CL 5 (AMT).................       5.50 05/01/29       2,562,602
             Puerto Rico Housing Finance Corporation,
      930      Portfolio One GNMA-Backed Ser B...............................................       7.65 10/15/22         991,706
      665      Portfolio One GNMA-Backed Ser C...............................................       6.85 10/15/23         704,587
                                                                                                                     ------------
----------
                                                                                                                       46,039,455
   43,585
                                                                                                                     ------------
----------
             PUBLIC FACILITIES REVENUE (4.0%)
    4,000    Anaheim Public Financing Authority, Sub 1997 Ser C (FSA)........................       6.00 09/01/16       4,523,320
   10,000    Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA)................       5.65 06/01/15      10,316,500
             Los Angeles County,
    9,500      Public Properties Refg of 1987 COPs...........................................       0.00 04/01/04       6,454,870
   10,000    San Jose Financing Authority, Convention Center Refg 1993 Ser C.................       6.375 09/01/13     10,677,100
    5,000    Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1997 A
               (AMBAC).......................................................................       5.00 07/01/28       4,892,800
                                                                                                                     ------------
----------
                                                                                                                       36,864,590
   38,500
                                                                                                                     ------------
----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON    MATURITY
THOUSANDS                                                                                       RATE       DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
             TAX ALLOCATION (6.0%)
 $  5,000    Fountain Valley Agency for Community Development, 1985 Industrial Area..........       9.10% 01/01/15   $  5,127,400
             Garden Grove Community Development Agency,
    5,000      Refg Issue of 1993............................................................       5.70 10/01/13       5,118,900
    6,000      Refg Issue of 1993............................................................       5.875 10/01/23      6,162,660
   25,500    Long Beach Financing Authority, Ser 1992 (AMBAC)**..............................       6.00 11/01/17      28,897,875
    9,385    Pleasanton Joint Powers Financing Authority, Reassessment 1993 Ser A............       6.15 09/02/12      10,038,759
                                                                                                                     ------------
----------
                                                                                                                       55,345,594
   50,885
                                                                                                                     ------------
----------
             TRANSPORTATION FACILITIES REVENUE (18.0%)
   15,000    Foothills/Eastern Transportation Corridor Agency, Toll Road Sr Lien Ser 1995 A..       6.00 01/01/34      15,700,200
             Long Beach,
    5,000      Harbor Refg Ser 1998 A (AMT) (FGIC) (WI)......................................       6.00 05/15/17       5,515,350
    9,000      Harbor Refg Ser 1998 A (AMT) (FGIC) (WI)......................................       6.00 05/15/18       9,943,470
    3,000      Harbor Refg Ser 1998 A (AMT) (FGIC) (WI)......................................       6.00 05/15/19       3,319,080
   20,000      Harbor Ser 1995 (AMT) (MBIA)..................................................       5.25 05/15/25      19,883,600
   10,000    Los Angeles, Department of Airports Refg 1985 Ser A (FGIC)......................       5.50 05/15/09      10,658,000
   20,000    Los Angeles County Transportation Commission, Sales Tax Ser 1991 B..............       6.50 07/01/13      21,482,600
    5,000    Orange County, Airport Refg Ser 1997 (MBIA) (AMT)...............................       5.50 07/01/11       5,283,900
   20,000    San Diego County Regional Transportation Commission, Sales Tax
               1994 Ser A (FGIC).............................................................       4.75 04/01/08      20,613,000
    5,000    San Francisco Airports Commission, San Francisco Int'l Airport Second Ser
               Refg Issue 4 (MBIA)...........................................................       6.00 05/01/20       5,371,350
             San Francisco Bay Area Rapid Transit District,
    5,000      Sales Tax Ser 1990 (AMBAC)....................................................       6.75 07/01/09       5,392,200
    5,000      Sales Tax Ser 1995 (FGIC).....................................................       5.50 07/01/15       5,201,250
    4,000      Sales Tax Ser 1995 (FGIC).....................................................       5.50 07/01/20       4,100,920
             San Joaquin Hills Transportation Corridor Agency,
    6,000      Toll Road Refg Ser 1997 A (MBIA)..............................................       0.00 01/15/15       2,510,220
   13,450      Toll Road Refg Ser 1997 A (MBIA)..............................................       5.25 01/15/30      13,449,731
   10,000      Toll Road Senior Lien.........................................................       5.00 01/01/33       9,479,100
    8,000    Puerto Rico Highway & Transportation Authority, Refg Ser X......................       5.25 07/01/21       7,946,640
                                                                                                                     ------------
----------
                                                                                                                      165,850,611
  163,450
                                                                                                                     ------------
----------
             WATER & SEWER REVENUE (13.6%)
    6,870    California Department of Water Resources, Central Valley Ser J-2................       6.125 12/01/13      7,269,971
    8,000    Castaic Lake Water Agency, Refg Ser 1994 A COPs (MBIA)..........................       6.00 08/01/18       8,657,840
    6,000    Central Coast Water Authority, Refg Ser 1996 A (AMBAC)..........................       5.00 10/01/16       5,959,860
   10,000    Contra Costa Water District, Ser G (MBIA).......................................       5.50 10/01/19      10,271,500
   11,000    East Bay Municipal Utility District, Water Refg Ser 1992........................       6.00 06/01/20      11,643,390
    4,000    Eastern Municipal Water District, Water & Sewer Ser 1991 COPs...................       6.00 07/01/23       4,184,440
    5,745    Los Angeles, Wastewater Ser 1990................................................       7.10 06/01/18       6,079,072
   15,000    Los Angeles County Sanitation Districts Financing Authority, 1993 Ser A.........       5.375 10/01/13     15,250,500
   15,000    Metropolitan Water District of Southern California, Waterworks 1997 Ser A.......       5.00 07/01/26      14,643,750
   10,000    San Diego, Sewer 1993 Ser A.....................................................       5.25 05/15/20       9,895,500
             San Diego County Water Authority,
    1,500      Refg Ser 1997 A (WI)..........................................................       4.75 05/01/18       1,423,020
    3,650      Refg Ser 1997 A (WI)..........................................................       4.75 05/01/20       3,451,294
   10,000    San Diego Public Facilities Financing Authority, Sewer Ser 1995 (FGIC)..........       5.00 05/15/25       9,780,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON    MATURITY
THOUSANDS                                                                                       RATE       DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
             San Francisco Public Utilities Commission,
 $  5,750      Water 1992 Refg Ser A.........................................................       6.00% 11/01/15   $  6,094,885
   10,870      Water 1996 Ser A..............................................................       5.00 11/01/21      10,661,513
                                                                                                                     ------------
----------
                                                                                                                      125,267,035
  123,385
                                                                                                                     ------------
----------
             OTHER REVENUE (0.6%)
    5,000    Orange County Community Facilities District #86-2, Rancho Santa Margarita
               Ser A of 1990.................................................................       7.65 08/15/17       5,261,400
                                                                                                                     ------------
----------
             REFUNDED (20.1%)
    7,600    Berkeley, Alta Bates Medical Center Refg Ser A..................................       6.50 12/01/02+      8,504,324
             California Educational Facilities Authority,
    1,750      Loyola Marymount University Ser 1992 B........................................       6.55 10/01/02+      1,956,833
    2,300      Loyola Marymount University Ser 1992 B........................................       6.60 10/01/02+      2,576,736
    5,000    California Health Facilities Financing Authority, St Joseph's Health Ser 1991
               A.............................................................................       6.75 07/01/01+      5,519,900
    8,000    California Public Works Board, California State University 1992 Ser A...........       6.70 10/01/02+      9,022,640
    1,875    Campell Redevelopment Agency, 1991 COPs.........................................       6.75 10/01/01+      2,028,975
   10,000    Central Coast Water Authority, California, Ser 1992 (AMBAC).....................       6.50 10/01/02+     11,192,800
   20,000    Desert Hospital District, Desert Hospital Corp Ser 1992 COPs (FSA)..............       6.392 07/23/02+    22,151,800
             Los Angeles,
    6,000      Harbor Department Issue of 1985...............................................       8.70 09/01/99+      6,460,860
   10,000      Wastewater Ser 1990-B.........................................................       7.15 06/01/00+     10,921,200
             Los Angeles Convention & Exhibition Center Authority,
   14,000      Ser 1985 COPs.................................................................       9.00 12/01/05+     18,431,140
   10,000      Ser 1985 COPs.................................................................       9.00 12/01/05+     13,165,100
    5,400    Los Angeles County, 1991 Master Refg COPs.......................................       6.708 05/01/01+     5,748,030
   10,000    Los Angeles County Transportation Commission, Sales Tax Ser 1987 A..............       6.75 07/01/02+     11,249,900
    5,000    Los Angeles Department of Water & Power, Water Works Issue of 1991..............       7.00 04/01/01++     5,517,750
   10,000    Northern California Transmission Agency, California-Oregon 1990 Ser A (MBIA)....       7.00 05/01/00+     10,819,700
    8,000    San Diego County Water Authority, Ser 1991-B COPs (MBIA)........................       6.30 04/27/06+      9,130,320
    5,250    Southern California Public Power Authority, Transmission Refg Ser 1988 A
               (FGIC) (ETM)..................................................................       0.00 07/01/06       3,584,595
   11,000    University of California, Multiple Purpose Refg Ser A...........................       6.875 09/01/02+    12,434,180
   13,000    Puerto Rico Highway Authority, Ser Q............................................       7.75 07/01/00+     14,407,380
                                                                                                                     ------------
----------
                                                                                                                      184,824,163
  164,175
                                                                                                                     ------------
----------

             TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS
             (IDENTIFIED COST $820,061,051).......................................................................
  848,785                                                                                                             892,713,245
----------                                                                                                           ------------

             CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (3.9%)
    4,000    California Department of Water Resources, Central Valley Ser F..................       6.00 06/01/98+      4,028,960
   12,500    California Pollution Control Financing Authority, Pacific Gas & Electric Co
               Ser 1996 F (Demand 01/02/98)..................................................       4.75* 11/01/26     12,500,000
   10,000    Long Beach, Harbor Ser 1989 A (AMT).............................................       7.25 05/15/98+     10,306,900
    8,000    Newport Beach, Hoag Memorial Hospital Presbytarian Ser 1996 C (Demand
               01/02/98).....................................................................       5.00* 10/01/26      8,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON    MATURITY
THOUSANDS                                                                                       RATE       DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 $  1,200    Puerto Rico Infrastructure Financing Authority, Special Tax Ser 1988 A..........       7.90% 07/01/98+  $  1,249,656
                                                                                                                     ------------
----------

             TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
             (IDENTIFIED COST $35,042,461)........................................................................
   35,700                                                                                                              36,085,516
----------                                                                                                           ------------

$884,485   TOTAL INVESTMENTS
           (IDENTIFIED COST $855,103,512) (a)...........................................................   101.0 %   928,798,761
---------
---------

           LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...............................................    (1.0)     (9,494,712)
                                                                                                           ------  -------------

           NET ASSETS...................................................................................   100.0 % $ 919,304,049
                                                                                                           ------  -------------
                                                                                                           ------  -------------

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a when issued basis.
    +       Prerefunded to call date shown.
    ++      Refunded on call date shown by forward delivery contract or crossover refunded.
    *       Current coupon of variable rate demand obligation.
    **      All of this security is segregated in connection with the purchase of when issued securities.
   (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
            $73,711,759 and the aggregate gross unrealized depreciation is
            $16,510, resulting in net unrealized appreciation of $73,695,249.
BOND INSURANCE:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $855,103,512)..............................................................  $928,798,761
Cash..........................................................................................     2,479,316
Receivable for:
    Interest..................................................................................    13,129,109
    Shares of beneficial interest sold........................................................     1,459,742
    Investments sold..........................................................................        30,574
Prepaid expenses and other assets.............................................................        18,229
                                                                                                ------------
     TOTAL ASSETS.............................................................................   945,915,731
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................    23,476,440
    Dividends and distributions to shareholders...............................................     1,876,735
    Plan of distribution fee..................................................................       621,021
    Investment management fee.................................................................       442,338
    Shares of beneficial interest repurchased.................................................        91,640
Accrued expenses and other payables...........................................................       103,508
                                                                                                ------------
     TOTAL LIABILITIES........................................................................    26,611,682
                                                                                                ------------
     NET ASSETS...............................................................................  $919,304,049
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $844,996,565
Net unrealized appreciation...................................................................    73,695,249
Accumulated undistributed net realized gain...................................................       612,235
                                                                                                ------------
     NET ASSETS...............................................................................  $919,304,049
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................  $  1,174,632
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        91,130
     NET ASSET VALUE PER SHARE................................................................        $12.89
                                                                                                ------------
                                                                                                ------------

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................        $13.46
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $914,474,266
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    70,784,914
     NET ASSET VALUE PER SHARE................................................................        $12.92
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................  $  3,610,350
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       279,357
     NET ASSET VALUE PER SHARE................................................................        $12.92
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................  $     44,801
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................         3,468
     NET ASSET VALUE PER SHARE................................................................        $12.92
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997*

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $54,301,544
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................          116
Plan of distribution fee (Class B shares)......................................................    6,971,901
Plan of distribution fee (Class C shares)......................................................        6,739
Investment management fee......................................................................    4,966,928
Transfer agent fees and expenses...............................................................      244,009
Shareholder reports and notices................................................................       59,211
Professional fees..............................................................................       58,870
Custodian fees.................................................................................       34,186
Trustees' fees and expenses....................................................................       11,597
Registration fees..............................................................................       10,501
Other..........................................................................................       27,792
                                                                                                 -----------

     TOTAL EXPENSES............................................................................   12,391,850
Less: expense offset...........................................................................      (34,067)
                                                                                                 -----------

     NET EXPENSES..............................................................................   12,357,783
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................   41,943,761
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain..............................................................................      917,033
Net change in unrealized appreciation..........................................................   23,634,172
                                                                                                 -----------

     NET GAIN..................................................................................   24,551,205
                                                                                                 -----------

NET INCREASE...................................................................................  $66,494,966
                                                                                                 -----------
                                                                                                 -----------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              DECEMBER 31, 1997*   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $   41,943,761       $       46,594,742
Net realized gain...........................................         917,033                3,510,899
Net change in unrealized appreciation.......................      23,634,172              (20,341,641)
                                                              ------------------   ------------------

     NET INCREASE...........................................      66,494,966               29,764,000
                                                              ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares..........................................          (2,074)              --
    Class B shares..........................................     (41,903,238)             (46,863,352)
    Class C shares..........................................         (38,101)              --
    Class D shares..........................................            (348)              --
Net realized gain
    Class B shares..........................................        --                    (11,233,171)
                                                              ------------------   ------------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (41,943,761)             (58,096,523)
                                                              ------------------   ------------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (80,949,361)             (50,846,165)
                                                              ------------------   ------------------

     NET DECREASE...........................................     (56,398,156)             (79,178,688)

NET ASSETS:
Beginning of period.........................................     975,702,205            1,054,880,893
                                                              ------------------   ------------------

     END OF PERIOD..........................................  $  919,304,049       $      975,702,205
                                                              ------------------   ------------------
                                                              ------------------   ------------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter California Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal and California income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on April 9, 1984 and commenced operations on July 11, 1984. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million;

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.45% to the portion of daily net assets in excess of $1.25 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of December 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended December 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,086,395 and $237, respectively and received $6,670 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 aggregated $128,771,782 and $151,653,655, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $11,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

included in Trustees' fees and expenses in the Statement of Operations amounted to $2,529. At December 31, 1997, the Fund had an accrued pension liability of $48,259 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                   FOR THE YEAR
                                                                              ENDED                          ENDED
                                                                        DECEMBER 31, 1997              DECEMBER 31, 1996
                                                                   ----------------------------   ----------------------------
                                                                      SHARES         AMOUNT          SHARES         AMOUNT
                                                                   ------------   -------------   ------------   -------------
CLASS A SHARES*
Sold.............................................................        91,032   $   1,171,264        --             --
Reinvestment of dividends........................................            98           1,257        --             --
                                                                   ------------   -------------   ------------   -------------
Net increase - Class A...........................................        91,130       1,172,521        --             --
                                                                   ------------   -------------   ------------   -------------
CLASS B SHARES
Sold.............................................................     5,189,823      65,387,817      6,335,468   $  79,395,308
Reinvestment of dividends and distributions......................     1,737,487      21,926,214      2,574,842      32,170,169
Redeemed.........................................................   (13,733,885)   (173,042,410)   (12,976,452)   (162,411,642)
                                                                   ------------   -------------   ------------   -------------
Net decrease - Class B...........................................    (6,806,575)    (85,728,379)    (4,066,142)    (50,846,165)
                                                                   ------------   -------------   ------------   -------------
CLASS C SHARES*
Sold.............................................................       279,066       3,558,314        --             --
Reinvestment of dividends........................................         2,255          28,911        --             --
Redeemed.........................................................        (1,964)        (25,237)       --             --
                                                                   ------------   -------------   ------------   -------------
Net increase - Class C...........................................       279,357       3,561,988        --             --
                                                                   ------------   -------------   ------------   -------------
CLASS D SHARES*
Sold.............................................................         3,442          44,176        --             --
Reinvestment of dividends........................................            26             333        --             --
                                                                   ------------   -------------   ------------   -------------
Net increase - Class D...........................................         3,468          44,509        --             --
                                                                   ------------   -------------   ------------   -------------
Net decrease in Fund.............................................    (6,432,620)  $ (80,949,361)    (4,066,142)  $ (50,846,165)
                                                                   ------------   -------------   ------------   -------------
                                                                   ------------   -------------   ------------   -------------

---------------------

 *   For the period July 28, 1997 (issue date) through December 31, 1997.

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE YEAR ENDED DECEMBER 31
                  ----------------------------------------------------------------------------------------------------------------
                    1997*       1996       1995        1994       1993       1992        1991       1990       1989        1988
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE
OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $   12.57   $  12.92   $  11.87   $   13.31   $  12.70   $  12.46   $   11.99   $  12.05   $  11.68   $   11.19
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net investment
 income..........      0.57       0.58       0.61        0.64       0.67       0.69        0.71       0.72       0.71        0.72

Net realized and
 unrealized gain
 (loss)..........      0.35      (0.21)      1.13       (1.42)      0.70       0.26        0.48      (0.06)      0.37        0.50
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total from
 investment
 operations......      0.92       0.37       1.74       (0.78)      1.37       0.95        1.19       0.66       1.08        1.22
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........     (0.57)     (0.58)     (0.61)      (0.64)     (0.67)     (0.69)      (0.71)     (0.72)     (0.71)      (0.72)
   Net realized
   gain..........    --          (0.14)     (0.08)      (0.02)     (0.09)     (0.02)      (0.01)     --         --          (0.01)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total dividends
 and
 distributions...     (0.57)     (0.72)     (0.69)      (0.66)     (0.76)     (0.71)      (0.72)     (0.72)     (0.71)      (0.73)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $   12.92   $  12.57   $  12.92   $   11.87   $  13.31   $  12.70   $   12.46   $  11.99   $  12.05   $   11.68
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

TOTAL INVESTMENT
RETURN+..........      7.51%      3.13%     14.96%      (5.97)%    10.97%      7.83%      10.18%      5.69%      9.54%      11.23%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........      1.33%      1.32%(1)     1.33%      1.32%     1.27%      1.32%       1.28%      1.30%      1.32%       1.34%

Net investment
 income..........      4.51%      4.66%      4.90%       5.10%      5.03%      5.45%       5.78%      5.98%      6.00%       6.31%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........       $914       $976     $1,055      $1,008     $1,190       $987        $834       $677       $567        $430

Portfolio
 turnover rate...        15%        11%        23%         12%        10%         6%          3%        16%        13%         13%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                              1997
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 12.80
                                                                             ------
Net investment income.................................................         0.27
Net realized and unrealized gain......................................         0.09
                                                                             ------
Total from investment operations......................................         0.36
                                                                             ------
Less dividends from net investment income.............................        (0.27)
                                                                             ------
Net asset value, end of period........................................      $ 12.89
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.82%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.78%(2)
Net investment income.................................................         4.47%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 1,175
Portfolio turnover rate...............................................           15%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 12.80
                                                                             ------
Net investment income.................................................         0.23
Net realized and unrealized gain......................................         0.12
                                                                             ------
Total from investment operations......................................         0.35
                                                                             ------
Less dividends from net investment income.............................        (0.23)
                                                                             ------
Net asset value, end of period........................................      $ 12.92
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.80%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.31%(2)
Net investment income.................................................         4.24%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 3,610
Portfolio turnover rate...............................................           15%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                              1997
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 12.80
                                                                             ------

Net investment income.................................................         0.28

Net realized and unrealized gain......................................         0.12
                                                                             ------

Total from investment operations......................................         0.40
                                                                             ------

Less dividends from net investment income.............................        (0.28)
                                                                             ------

Net asset value, end of period........................................      $ 12.92
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................         3.18%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.60%(2)

Net investment income.................................................         5.34%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $45

Portfolio turnover rate...............................................           15%

---------------------

 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. lssuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

      The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2  denotes a satisfactory capacity to pay principal and interest.

    SP-3  denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                    DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                              PART C OTHER INFORMATION



Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

     (1)  Financial statements and schedules, included
          in Prospectus (Part A):
                                                                         Page in
                                                                      Prospectus
                                                                      ----------

          Financial Highlights for the years ended
          December 31, 1988, 1989, 1990, 1991, 1992, 1993,
          1994, 1995, 1996 and 1997 (Class B). . . . . . . . . . . . . .   6

          Financial Highlights for the period July 28, 1997
          through December 31, 1997 (Class A, C, and D). . . . . . . . .   7

     (2) Financial statements included in the Statement of Additional Information (Part B):

                                                                         Page in
                                                                             SAI
                                                                             ---

     Portfolio of Investments at December 31, 1997 . . . . . . . . . . .      45

     Statement of Assets and Liabilities at December 31, 1997. . . . . .      50

     Statement of Operations for the year ended December 31, 1997. . . .      51

     Statement of Changes in Net Assets for the years ended
     December 31, 1996 and 1997. . . . . . . . . . . . . . . . . . . . .      52

     Notes to Financial Statements at December 31, 1997. . . . . . . . .      53

     Financial Highlights for the years ended December 31, 1988,
     1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 (Class B) .      58

     Financial Highlights for the period July 28, 1997 through
     December 31, 1997 (Class A, C, and D) . . . . . . . . . . . . . . .      59

     Financial statements included in Part C:

     None

     (b)  EXHIBITS

     2.   Form of Amended and Restated By-Laws of the Registrant.

     8. Form of Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB.

     11.  Consent of Independent Accountants.

     16.  Schedules for Computations of Performance Quotations.

     27.  Financial Data Schedules.

  Other.  Power of Attorney.

--------------------------------------------------------------------------------
     All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES

       (1)                               (2)
                                Number of Record Holders
     Title of Class                at March 31, 1998
     --------------             ------------------------
     Class A                                12
     Class B                            14,768
     Class C                                66
     Class D                                 5

Item 27.  Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "The Fund and its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2)High Income Advantage Trust
 (3)High Income Advantage Trust II
 (4)High Income Advantage Trust III
 (5) Municipal Income Trust

 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES
(1) Dean Witter Short-Term Bond Fund
(2) Dean Witter Tax-Exempt Securities Trust
(3) Dean Witter Tax-Free Daily Income Trust
(4) Dean Witter Dividend Growth Securities Inc.
(5) Dean Witter Convertible Securities Trust
(6) Dean Witter Liquid Asset Fund Inc.
(7) Dean Witter Developing Growth Securities Trust
(8) Dean Witter Retirement Series
(9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust

(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Mid-Cap Growth Fund
(46) Dean Witter Select Dimensions Investment Series
(47) Dean Witter Balanced Growth Fund
(48) Dean Witter Balanced Income Fund
(49) Dean Witter Hawaii Municipal Trust
(50) Dean Witter Capital Appreciation Fund
(51) Dean Witter Intermediate Term U.S. Treasury Trust
(52) Dean Witter Information Fund
(53) Dean Witter Japan Fund
(54) Dean Witter Income Builder Fund
(55) Dean Witter Special Value Fund
(56) Dean Witter Financial Services Trust
(57) Dean Witter Market Leader Trust
(58) Dean Witter S&P 500 Index Fund
(59) Dean Witter Fund of Funds
(60) Morgan Stanley Dean Witter Competitive Edge Fund
(61) Morgan Stanley Dean Witter Growth Fund
(62) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities

    The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW North American Government Income Trust
 (2) TCW/DW Latin American Growth Fund
 (3) TCW/DW Income and Growth Fund
 (4) TCW/DW SmallCap Growth Fund
 (5) TCW/DW Total Return Trust
 (6) TCW/DW Mid-Cap Equity Trust
 (7) TCW/DW Global Telecom Trust
 (8) TCW/DW Emerging Markets Opportunities Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

Charles A. Fiumefreddo             Executive Vice President and Director of Dean
Chairman, Chief Executive          Witter Reynolds Inc. ("DWR"); Chairman, Chief
Officer and Director               Executive Officer and Director of Dean Witter
                                   Distributors Inc. ("Distributors") and Dean
                                   Witter Services Company Inc. ("DWSC");
                                   Chairman and Director of Morgan Stanley Dean
                                   Witter Trust FSB ("MSDW Trust"); Chairman,
                                   Director or Trustee, President and Chief
                                   Executive Officer of the Dean Witter Funds and Chairman, Chief Executive Officer and
                                   Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley Dean
                                   Witter & Co. ("MSDW") subsidiaries.

Philip J. Purcell
Director Chairman, Chief Executive Officer and Director of MSDW and DWR; Director of DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

Richard M. DeMartini               President and Chief Operating Officer of Dean
Director                           Witter Capital, a division of DWR; Director
                                   of DWR, DWSC, Distributors and MSDW Trust;
                                   Trustee of the TCW/DW Funds.

James F. Higgins                   President and Chief Operating Officer of Dean
Director                           Witter Financial; Director of DWR, DWSC,
                                   Distributors and MSDW Trust.

Thomas C. Schneider                Executive Vice President and Chief Strategic
Executive Vice President           and Administrative Officer of MSDW;
Chief Financial Officer            Executive Vice President and Chief Financial
and Director                       Officer of DWSC and Distributors; Director of
                                   DWR, DWSC, Distributors and MSDW.

Christine A. Edwards               Executive Vice President, Chief Legal Officer
Director                           and Secretary of MSDW; Executive Vice
                                   President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                                   Distributors.

Mitchell M. Merin                  President and Chief Strategic Officer of
President and Chief                DWSC; Executive Vice President of
Strategic Officer                  Distributors; Executive Vice President and
                                   Director of MSDW Trust; Executive Vice
                                   President and Director of DWR; Director of
                                   SPS Transaction Services, Inc. and various other MSDW subsidiaries.

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------
Robert M. Scanlan                  President and Chief Operating Officer of
President and Chief                DWSC; Executive Vice President of
Operating Officer                  Distributors; Executive Vice President and
                                   Director of MSDW Trust; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Joseph J. McAlinden                Vice President of the Dean Witter Funds and
Executive Vice President and       Director of MSDW Trust.
Chief Investment Officer

Edward C. Oelsner, III
Executive Vice President

John B. Van Heuvelen               President, Chief Operating Officer and
Executive Vice President           Director of MSDW Trust.

Barry Fink                         Assistant Secretary of DWR; Senior Vice
Senior Vice President,             President, Secretary and General Counsel
Secretary and General Counsel      of DWSC; Senior Vice President, Assistant
                                   Secretary and Assistant General Counsel of
                                   Distributors; Vice President, Secretary and
                                   General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar                    Vice President of various Dean Witter Funds.
Senior Vice President

Mark Bavoso                        Vice President of various Dean Witter Funds.
Senior Vice President

Richard Felegy
Senior Vice President

Edward F. Gaylor                   Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone                Senior Vice President of DWSC, Distributors
Senior Vice President              and MSDW Trust and Director of MSDW Trust;
                                   Vice President of the Dean Witter Funds and the TCW/DW Funds.

Kenton J. Hinchliffe               Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                       Vice President of various Dean Witter Funds.
Senior Vice President

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones                   Vice President of Dean Witter Special Value
Senior Vice President              Fund.

John B. Kemp, III                  President of Distributors.
Senior Vice President

Anita H. Kolleeny                  Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page                   Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                        Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.             Vice President of Dean Witter Market Leader
Senior Vice President              Trust.

Rochelle G. Siegel                 Vice President of various Dean Witter Funds.
Senior Vice President

Jayne M. Stevlingson               Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                      Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

James F. Willison                  Vice President of various Dean Witter
Senior Vice President              Funds.

Ronald J. Worobel                  Vice President of various Dean Witter Funds.
Senior Vice President

Douglas Brown
First Vice President

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

Thomas F. Caloia                   First Vice President and Assistant Treasurer
First Vice President               of DWSC.  Treasurer of the Dean Witter Funds
and Assistant Treasurer            and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney                 Assistant Secretary of DWR; First Vice
First Vice President               President and Assistant Secretary of DWSC;
and Assistant Secretary            Assistant Secretary of the Dean Witter Funds
                                   and the TCW/DW Funds.

Michael Interrante                 First Vice President and Controller of DWSC;
First Vice President               Assistant Treasurer of Distributors; First
and Controller                     Vice President and Treasurer of MSDW Trust.

David Johnson
First Vice President


Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                     Vice President of various Dean Witter Funds.
Vice President

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                     Vice President of DWSC.

Bruce Dunn
Vice President

Michael Durbin
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                     Vice President of Dean Witter Variable
Vice President                     Investment Series.

Peter Hermann                      Vice President of various Dean Witter Funds.
Vice President

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

James P. Kastberg
Vice President

Michelle Kaufman                   Vice President of various Dean Witter Funds.
Vice President

Paula LaCosta                      Vice President of various Dean Witter Funds.
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                     Vice President of various Dean Witter Funds.
Vice President

Catherine Maniscalco               Vice President of Dean Witter Natural
Vice President                     Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis                 Vice President and Assistant Secretary of
Vice President and                 DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                        Vice President of Dean Witter Natural
Vice President                     Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                       Vice President and Assistant Secretary of
Vice President and                 DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                Funds and the TCW/DW Funds.

NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                   VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                  PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                  ------------------------------------------

Anne Pickrell                      Vice President of Dean Witter Global Short-
Vice President                     Term Income Fund Inc.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti                    Vice President of Dean Witter Precious Metals
Vice President                     and Minerals Trust.

Ruth Rossi                         Vice President and Assistant Secretary of
Vice President and                 DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley                    Vice President of Dean Witter World Wide
Vice President                     Income Trust.

Naomi Stein
Vice President

Kathleen H. Stromberg              Vice President of various Dean Witter Funds.
Vice President

Marybeth Swisher
Vice President

Robert Vanden Assem
Vice President

James P.  Wallin
Vice President

Alice Weiss                        Vice President of various Dean Witter Funds.
Vice President

Item 29.  PRINCIPAL UNDERWRITERS

(a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1) Dean Witter Liquid Asset Fund Inc.
 (2) Dean Witter Tax-Free Daily Income Trust
 (3) Dean Witter California Tax-Free Daily Income Trust
 (4) Dean Witter Retirement Series
 (5) Dean Witter Dividend Growth Securities Inc.
 (6) Dean Witter Global Asset Allocation
 (7) Dean Witter World Wide Investment Trust
 (8) Dean Witter Capital Growth Securities
 (9) Dean Witter Convertible Securities Trust
(10) Active Assets Tax-Free Trust
(11) Active Assets Money Trust
(12) Active Assets California Tax-Free Trust
(13) Active Assets Government Securities Trust
(14) Dean Witter Short-Term Bond Fund
(15) Dean Witter Mid-Cap Growth Fund
(16) Dean Witter U.S. Government Securities Trust
(17) Dean Witter High Yield Securities Inc.
(18) Dean Witter New York Tax-Free Income Fund
(19) Dean Witter Tax-Exempt Securities Trust
(20) Dean Witter California Tax-Free Income Fund
(21) Dean Witter Limited Term Municipal Trust
(22) Dean Witter Natural Resource Development Securities Inc.
(23) Dean Witter World Wide Income Trust
(24) Dean Witter Utilities Fund
(25) Dean Witter Strategist Fund
(26) Dean Witter New York Municipal Money Market Trust
(27) Dean Witter Intermediate Income Securities
(28) Prime Income Trust
(29) Dean Witter European Growth Fund Inc.
(30) Dean Witter Developing Growth Securities Trust
(31) Dean Witter Precious Metals and Minerals Trust
(32) Dean Witter Pacific Growth Fund Inc.
(33) Dean Witter Multi-State Municipal Series Trust
(34) Dean Witter Federal Securities Trust
(35) Dean Witter Short-Term U.S. Treasury Trust
(36) Dean Witter Diversified Income Trust
(37) Dean Witter Health Sciences Trust
(38) Dean Witter Global Dividend Growth Securities
(39) Dean Witter American Value Fund
(40) Dean Witter U.S. Government Money Market Trust
(41) Dean Witter Global Short-Term Income Fund Inc.
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Balanced Growth Fund

(46) Dean Witter Balanced Income Fund
(47) Dean Witter Hawaii Municipal Trust
(48) Dean Witter Variable Investment Series
(49) Dean Witter Capital Appreciation Fund
(50) Dean Witter Intermediate Term U.S. Treasury Trust
(51) Dean Witter Information Fund
(52) Dean Witter Japan Fund
(53) Dean Witter Income Builder Fund
(54) Dean Witter Special Value Fund
(55) Dean Witter Financial Services Trust
(56) Dean Witter Market Leader Trust
(57) Dean Witter S&P 500 Index Fund
(58) Dean Witter Fund of Funds
(59) Morgan Stanley Dean Witter Competitive Edge Fund
(60) Morgan Stanley Dean Witter Growth Fund
(61) Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
 (1) TCW/DW North American Government Income Trust
 (2) TCW/DW Latin American Growth Fund
 (3) TCW/DW Income and Growth Fund
 (4) TCW/DW SmallCap Growth Fund
 (5) TCW/DW Total Return Trust
 (6) TCW/DW Mid-Cap Equity Trust
 (7) TCW/DW Global Telecom Trust
 (8) TCW/DW Emerging Markets Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048.
          None of the following persons has any position or office with the Registrant.

Name                         Positions and Office with Distributors
----                         --------------------------------------
Fredrick K. Kubler           Senior Vice President, Assistant
                             Secretary and Chief Compliance Officer.

Michael T. Gregg             Vice President and Assistant Secretary.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.  MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 32.  UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


CalTax-FreeInc./PartC/2-98

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 6th day of April, 1998.

                                   DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND

                                        By  /s/ Barry Fink
                                           -------------------------------------
                                                Barry Fink
                                                Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                       Title                         Date
       ----------                       -----                         ----

(1) Principal Executive Officer         President, Chief
                                        Executive Officer,
                                        Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                        04/06/98
    ------------------------------
    Charles A. Fiumefreddo

(2)  Principal Financial Officer        Treasurer and Principal
                                        Accounting Officer

By   /s/ Thomas F. Caloia                                             04/06/98
    ------------------------------
    Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                                    04/06/98
    -------------------------------
    Barry Fink
    Attorney-in-Fact

    Michael Bozic        Manuel H. Johnson
    Edwin J. Garn        Michael E. Nugent
    John R. Haire        John L. Schroeder
    Wayne E. Hedien

By  /s/Stuart M. Strauss                                              04/06/98
    -------------------------------
    Stuart M. Strauss
    Attorney-in-Fact

                    DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND
                                   EXHIBIT INDEX

    2.    Form of Amended and Restated By-Laws of the Registrant.

    8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

    11.   Consent of Independent Accountants.

    16.   Schedules for Computations of Performance Quotations.

    27.   Financial Data Schedules.

 Other.   Power of Attorney.